UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07707

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2006

Date of reporting period:    May 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Real Estate Investment Fund


Semi-Annual Report

May 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



July 13, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Real Estate Investment Fund (the "Fund") for the semi-annual reporting period ended May 31, 2006.

Investment Objective and Policies

This open-end fund seeks total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in "REITs" and other real estate industry companies. The Fund invests in real estate companies that AllianceBernstein believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, and the broad market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended May 31, 2006.

The Fund outperformed its benchmark, the NAREIT Equity Index, and the broad market, as represented by the S&P 500 Stock Index, for the six-month period ended May 31, 2006. The Fund's outperformance was driven by favorable security and sector selection.

Security selection was strong in every sector during the most recent six-month period. Retail and industrial/office stock selection was particularly strong. In retail, the Fund derived most of its relative performance from shopping center overweights which offset weakness in some regional mall positions. Shopping centers, especially those that are anchored by a strong supermarket name, benefit from exposure to a tenant roster that caters primarily to non-discretionary consumer spending. These shopping centers are likely to fare better than other retail formats in a consumer spending slowdown and real estate investors are beginning to anticipate that trend. Weaker performance from regional mall stocks reflects investor concerns that the U.S. consumer will need to curtail some discretionary spending as they face higher energy prices and interest rates.

The Fund's office sector holdings produced a strong contribution as regionally-focused investments had stellar performance. Office players that have a focus in either specialized markets or niche geographies demonstrated stronger growth in earnings and lower vacancy, and thus, outperformed national office companies. The latter continue to face challenging conditions: higher-than-expected vacancy rates in some of their markets and poor rent growth prospects. Stock selection in lodging was also a positive contributor. Lodging fundamentals have continued to improve and revenue per-average-room growth exceeded ex-


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 1


pectations for 2005 and early 2006. Underpinning solid lodging fundamentals is a healthy supply/demand balance. Supply growth under 1.5% for 2006 is expected to lag lodging demand. This should lend support to strong occupancy and pricing over the near to medium term.

Sector selection also provided a strong contribution to relative performance during the six-month period ended May 31, 2006. The Fund's underweight in specialty and health care and its overweight in lodging were the key contributors to performance from a sector perspective.

The Fund also outperformed its benchmark and the S&P 500 Stock Index for the 12-month period ended May 31, 2006. This outperformance was also driven by both strong security and sector selection.

Stock selection in industrial/office properties provided the strongest contribution to performance during the 12-month period. During the six- and 12-month periods, the Fund's niche and specialty office names performed well, as earnings and guidance continues to reflect better fundamentals than the average office sector. In addition, the Fund's underweight position in a national office company with a large weight in the index was a significant contributor to performance. Research indicated that the cash flow growth potential of this company was limited, and the dividend would not be covered for at least two years. Prevailing market rents that are still lower than expiring rents and a challenging leasing market resulted in a dividend cut which negatively impacted the stock and thus boosted the Fund's relative performance. Finally, the Fund also benefited from an overweight position in one of the strongest performing industrial companies.

During the 12-month period, sector selection also provided a strong contribution to Fund performance. The Fund's underweight positions in the health care and specialty sectors were key contributors. The Fund's overweight in lodging also contributed to performance during this period.

Market Review and Investment Strategy

During 2005 and early 2006, real estate fundamentals continued to strengthen across all property types as the U.S. economy improved, employment increased and consumer spending remained robust. As of the end of the reporting period, the overall REIT FFO (funds from operations) guidance for 2006 reflected an average 7%-8% earnings growth for the REIT sector. Among the different property types, multi-family (apartments) and industrial property owners are now showing the best same store sales growth comparisons since the beginning of 2001. The first quarter calendar 2006 reporting season provided further affirmation that the real estate fundamental recovery that began in 2005 is well established.

Capital flows into real estate have continued to be strong during 2005 and into 2006. Institutions and private investors appear ready to exploit valuation discrepancies between public and private markets which have led to a


2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


record number of privatizations over the last year. In total, over the course of 2005, there were 10 privatizations and acquisitions involving $26 billion of equity and debt.

REIT performance, as measured by the NAREIT Equity Index, gained 18.86% during the 12-month period ended May 31, 2006 exceeding the S&P 500 Stock Index return of 8.63%. All sectors of the NAREIT Equity Index performed strongly. Residential and industrial/office achieved the best returns. REITs continued to outperform during the most recent six-month period and the NAREIT Index gained 7.12% as compared to the S&P 500 which had a total return of 2.61%. All sectors, with the exception of self storage and specialty, performed well in this most recent period. Residential and lodging were the best performing sectors.

Throughout most of the 12-month period, the Fund held overweight positions in the office/industrial and lodging sectors and underweight positions in the health care and specialty/diversified sectors. The Fund continues to overweight economically sensitive sectors.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund concentrates its investments in real estate related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE FUND VS. ITS BENCHMARK                      -----------------------------
PERIODS ENDED MAY 31, 2006                          6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Fund
  Class A                                             8.97%        21.42%
  Class B                                             8.70%        20.49%
  Class C                                             8.59%        20.52%
  Advisor Class*                                      9.17%        21.79%
  Class R*                                            8.88%        21.06%
  Class K*                                            9.01%        21.43%
  Class I*                                            9.22%        21.87%
NAREIT Equity Index                                   7.12%        18.86%
S&P 500 Stock Index                                   2.61%         8.63%

* Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF MAY 31, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             21.42%         16.27%
5 Years                            20.16%         19.11%
Since Inception*                   14.03%         13.53%

Class B Shares
1 Year                             20.49%         16.49%
5 Years                            19.32%         19.32%
Since Inception*(a)                13.38%         13.38%

Class C Shares
1 Year                             20.52%         19.52%
5 Years                            19.32%         19.32%
Since Inception*                   13.25%         13.25%

Advisor Class Shares+
1 Year                             21.79%         21.79%
5 Years                            20.54%         20.54%
Since Inception*                   14.39%         14.39%

Class R Shares+
1 Year                             21.06%         21.06%
Since Inception*                   21.37%         21.37%

Class K Shares+
1 Year                             21.43%         21.43%
Since Inception*                   21.72%         21.72%

Class I Shares+
1 Year                             21.87%         21.87%
Since Inception*                   22.08%         22.08%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 9/30/96 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            17.39%
5 Year                                            19.01%
Since Inception*                                  14.00%

Class B Shares
1 Year                                            17.74%
5 Year                                            19.21%
Since Inception*(a)                               13.86%

Class C Shares
1 Year                                            20.75%
5 Year                                            19.23%
Since Inception*                                  13.73%

Advisor Class Shares+
1 Year                                            22.95%
5 Years                                           20.42%
Since Inception*                                  14.87%

Class R Shares+
1 Year                                            22.34%
Since Inception*                                  24.66%

Class K Shares+
1 Year                                            22.69%
Since Inception*                                  25.02%

Class I Shares+
1 Year                                            23.05%
Since Inception*                                  25.33%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 9/30/96 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning                         Ending
                     Account Value                     Account Value                   Expenses Paid
                    December 1, 2005                   May 31, 2006                    During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual       Hypothetical        Actual       Hypothetical**       Actual      Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000          $1,000         $1,089.67         $1,018.70         $ 6.51         $6.29
Class B        $1,000          $1,000         $1,086.96         $1,015.06         $10.30         $9.95
Class C        $1,000          $1,000         $1,085.85         $1,015.16         $10.19         $9.85
Advisor
  Class        $1,000          $1,000         $1,091.73         $1,020.24         $ 4.90         $4.73
Class R        $1,000          $1,000         $1,088.80         $1,017.35         $ 7.92         $7.64
Class K        $1,000          $1,000         $1,090.14         $1,018.85         $ 6.36         $6.14
Class I        $1,000          $1,000         $1,092.19         $1,020.44         $ 4.69         $4.53


* Expenses are equal to the classes' annualized expense ratios of 1.25%, 1.98%, 1.96%, 0.94%, 1.52%, 1.22% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

**  Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


PORTFOLIO SUMMARY
May 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $276.8


SECTOR BREAKDOWN*
[ ]  20.3%   Office                          [PIE CHART OMITTED]
[ ]  19.3%   Apartment
[ ]  14.1%   Regional Malls
[ ]  12.4%   Hotels & Restaurants
[ ]  12.1%   Shopping Centers
[ ]   7.7%   Warehouse & Industrial
[ ]   6.4%   Diversified
[ ]   4.4%   Storage
[ ]   1.9%   Health Care

[ ]   1.4%   Short-Term


TEN LARGEST HOLDINGS
May 31, 2006 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Simon Property Group, Inc.                      $  20,417,132           7.4%
ProLogis                                           15,710,265           5.7
AvalonBay Communities, Inc.                        13,744,590           5.0
Vornado Realty Trust                               12,917,193           4.7
Equity Residential                                 12,572,910           4.5
Public Storage, Inc.                               11,999,232           4.3
Boston Properties, Inc.                            11,376,960           4.1
General Growth Properties, Inc.                    10,484,896           3.8
Corporate Office Properties Trust                  10,301,600           3.7
Kimco Realty Corp.                                 10,009,320           3.6
-------------------------------------------------------------------------------
                                                $ 129,534,098          46.8%


* All data are as of May 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 9


PORTFOLIO OF INVESTMENTS
May 31, 2006 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.2%

Real Estate Investment Trusts-97.7%
Apartment-19.2%
Archstone-Smith Trust                                 170,900     $   8,263,015
AvalonBay Communities, Inc.                           129,300        13,744,590
Camden Property Trust                                 122,800         8,767,920
Equity Residential                                    285,100        12,572,910
Essex Property Trust, Inc.                             27,800         2,960,700
Mid-America Apartment Communities, Inc.                81,800         4,130,900
United Dominion Realty Trust, Inc.                    102,400         2,765,824
                                                                  -------------
                                                                     53,205,859
Diversified-6.4%
Digital Realty Trust, Inc.                            194,000         4,869,400
Vornado Realty Trust                                  143,700        12,917,193
                                                                  -------------
                                                                     17,786,593
Health Care-1.9%
Ventas, Inc.                                          158,454         5,140,248

Hotels & Restaurants-11.9%
Equity Inns, Inc.                                     223,000         3,445,350
FelCor Lodging Trust, Inc.                            193,000         4,016,330
Host Marriott Corp.                                   477,931         9,592,075
LaSalle Hotel Properties                               81,500         3,384,695
Strategic Hotel Capital, Inc.                         259,200         5,318,784
Sunstone Hotel Investors, Inc.                        259,000         7,174,300
                                                                  -------------
                                                                     32,931,534
Office-20.2%
Alexandria Real Estate Equities, Inc.                 116,600         9,789,736
BioMed Realty Trust, Inc.                              35,000         1,003,450
Boston Properties, Inc.                               134,400        11,376,960
Brookfield Properties Corp.                           155,300         4,606,198
Corporate Office Properties Trust                     260,800        10,301,600
Equity Office Properties Trust                        114,700         3,859,655
Maguire Properties, Inc.                              216,900         6,867,054
Reckson Associates Realty Corp.                        71,000         2,729,240
SL Green Realty Corp.                                  55,350         5,491,273
                                                                  -------------
                                                                     56,025,166
Regional Malls-14.1%
General Growth Properties, Inc.                       239,600        10,484,896
Simon Property Group, Inc.                            256,400        20,417,132
Taubman Centers, Inc.                                 111,600         4,341,240
The Macerich Co.                                       52,700         3,631,557
                                                                  -------------
                                                                     38,874,825


10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Shopping Centers-12.0%
Developers Diversified Realty Corp.                   124,200     $   6,352,830
Federal Realty Investment Trust                        87,100         5,955,898
Kimco Realty Corp.                                    279,200        10,009,320
Regency Centers Corp.                                 120,700         7,436,327
Tanger Factory Outlet Centers, Inc.                   115,900         3,519,883
                                                                  -------------
                                                                     33,274,258
Storage-4.3%
Public Storage, Inc.                                  167,400        11,999,232

Warehouse & Industrial-7.7%
AMB Property Corp.                                     71,300         3,524,359
First Potomac Realty Trust                             75,400         2,014,688
ProLogis                                              317,700        15,710,265
                                                                  -------------
                                                                     21,249,312
                                                                  -------------
Total Real Estate Investment Trusts                                 270,487,027

Consumer Services-0.5%
Hotels & Restaurants-0.5%
Starwood Hotels & Resorts Worldwide, Inc.              22,200         1,356,420

Total Common Stocks
  (cost $180,385,313)                                               271,843,447

SHORT-TERM INVESTMENT-1.4%
Time Deposit-1.4%
The Bank of New York
  4.00% 6/01/06
  (cost $3,955,000)                                    $3,955         3,955,000

Total Investments-99.6%
  (cost $184,340,313)                                               275,798,447
Other assets less liabilities-0.4%                                      974,039

Net Assets-100%                                                   $ 276,772,486


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 11


STATEMENT OF ASSETS & LIABILITIES
May 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $184,340,313)           $ 275,798,447
Cash                                                                      2,438
Receivable for investment securities sold                             4,017,460
Receivable for capital stock sold                                     2,173,953
Dividends and interest receivable                                       173,398
Total assets                                                        282,165,696

Liabilities
Payable for capital stock redeemed                                    2,643,290
Payable for investment securities purchased                           2,178,750
Distribution fee payable                                                141,910
Advisory fee payable                                                    132,564
Transfer agent fee payable                                               48,180
Administrative fee payable                                               15,335
Accrued expenses                                                        233,181
Total liabilities                                                     5,393,210
Net Assets                                                        $ 276,772,486

Composition of Net Assets
Capital stock, at par                                             $     116,327
Additional paid-in capital                                          174,811,893
Undistributed net investment income                                   1,771,929
Accumulated net realized gain on investment transactions              8,614,203
Net unrealized appreciation of investments                           91,458,134
                                                                  $ 276,772,486

Net Asset Value Per Share--21 billion shares of capital stock authorized, $.01 par value

                                        Shares          Net Asset
Class              Net Assets        Outstanding          Value
----------------------------------------------------------------------
A                $ 151,502,119         6,347,893          $23.87*
B                $  61,785,304         2,608,990          $23.68
C                $  54,260,271         2,288,075          $23.71
Advisor          $   4,627,708           194,960          $23.74
R                $     189,034             7,928          $23.84
K                $      74,236             3,112          $23.85
I                $   4,333,814           181,742          $23.85


* The maximum offering price per share for Class A shares was $24.93 which reflect a sales charge of 4.25%.

See notes to financial statements.


12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2006 (unaudited)


Investment Income
Dividends (net of foreign taxes withheld
  of $10,150)                                     $  5,090,205
Interest                                               109,306     $  5,199,511

Expenses
Advisory fee                                           773,004
Distribution fee--Class A                              219,183
Distribution fee--Class B                              370,154
Distribution fee--Class C                              273,037
Distribution fee--Class R                                  328
Distribution fee--Class K                                   75
Transfer agency--Class A                               126,280
Transfer agency--Class B                                74,521
Transfer agency--Class C                                49,058
Transfer agency--Advisor Class                           3,579
Transfer agency--Class R                                   169
Transfer agency--Class K                                    62
Transfer agency--Class I                                 1,192
Custodian                                               78,727
Registration                                            65,402
Legal                                                   47,733
Administrative                                          43,390
Audit                                                   36,794
Directors' fees                                         15,128
Printing                                                14,972
Miscellaneous                                           10,341
Total expenses                                       2,203,129
Less: expense offset arrangement
  (see Note B)                                          (8,149)
Net expenses                                                          2,194,980
Net investment income                                                 3,004,531

Realized and Unrealized Gain
on Investment Transactions
Net realized gain on Investment
  transactions                                                       19,071,682
Net change in unrealized
  appreciation/depreciation
  of investments                                                        427,456
Net gain on investment transactions                                  19,499,138

Net Increase in Net Assets
  from Operations                                                  $ 22,503,669


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                     Ended         Year Ended
                                                 May 31, 2006      November 30,
                                                 (unaudited)           2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    3,004,531   $    4,412,401
Net realized gain on investment
  transactions                                      19,071,682      105,963,419
Net change in unrealized
  appreciation/depreciation
  of investments                                       427,456      (55,680,334)
Net increase in net assets
  from operations                                   22,503,669       54,695,486

Dividends to Shareholders from
Net investment income
  Class A                                             (862,132)      (1,525,438)
  Class B                                             (195,093)        (914,412)
  Class C                                             (132,437)        (493,416)
  Advisor Class                                        (33,103)      (2,099,245)
  Class R                                                 (491)            (194)
  Class K                                                 (363)            (103)
  Class I                                               (8,983)          (3,330)

Capital Stock Transactions
Net decrease                                        (8,751,540)    (197,375,490)
Total increase (decrease)                           12,519,527     (147,716,142)

Net Assets
Beginning of period                                264,252,959      411,969,101
End of period (including undistributed
  net investment income of
  $1,771,929 and $0, respectively)              $  276,772,486   $  264,252,959


See notes to financial statements.


14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 15


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBerstein L.P. (prior to February 24, 2006, known as Alliance Capital Management L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income


16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in



ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 17


accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended May 31, 2006, such fees amounted to $43,390.

The Fund compensates AllianceBerstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $63,674 for the six months ended May 31, 2006.

For the six months ended May 31, 2006, the Fund's expenses were reduced by $8,149 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc., (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,719 from the sale of Class A shares and received $4,265, $22,358 and $3,719 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2006, amounted to $50,748, none of which was paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,668,527, $1,771,526, $328 and $238 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2006 were as follows:

                                                   Purchases         Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $   65,430,940   $   74,044,110
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $   92,198,678
Gross unrealized depreciation                                          (740,544)
Net unrealized appreciation                                      $   91,458,134


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 19


NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       Year        Six Months         Year
                        Ended         Ended           Ended           Ended
                    May 31, 2006   November 30,   May 31, 2006     November 30,
                     (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              952,957     1,965,153   $  23,419,350   $  39,238,204
Shares issued in
  reinvestment of
  dividends               31,487        64,601         737,795       1,287,159
Shares converted
  from Class B           664,523     1,003,046      15,937,635      20,335,242
Shares redeemed       (1,150,365)   (1,788,277)    (27,709,506)    (35,752,469)
Net increase             498,602     1,244,523   $  12,385,274   $  25,108,136

Class B
Shares sold              129,805       493,981   $   3,132,017   $   9,768,677
Shares issued in
  reinvestment of
  dividends                6,746        34,992         153,631         688,975
Shares converted
  to Class A            (669,649)   (1,010,587)    (15,937,635)    (20,335,242)
Shares redeemed         (484,302)   (1,569,620)    (11,464,402)    (31,087,235)
Net decrease          (1,017,400)   (2,051,234)  $ (24,116,389)  $ (40,964,825)

Class C
Shares sold              160,602       283,150   $   3,893,166   $   5,580,550
Shares issued in
  reinvestment of
  dividends                3,186        13,651          72,994         269,261
Shares redeemed         (247,000)     (896,204)     (5,828,242)    (17,804,921)
Net decrease             (83,212)     (599,403)  $  (1,862,082)  $ (11,955,110)

Advisor Class
Shares sold              137,247       641,667   $   3,467,822   $  12,454,050
Shares issued in
  reinvestment of
  dividends                1,278       106,902          30,335       2,093,525
Shares redeemed          (84,916)   (8,975,690)     (2,056,754)   (185,245,938)
Net increase (decrease)   53,609    (8,227,121)  $   1,441,403   $(170,698,363)


20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months       March 1,     Six Months       March 1,
                        Ended        2005(a) to       Ended         2005(a) to
                    May 31, 2006    November 30,   May 31, 2006    November 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold                7,899         2,786   $     189,821   $      57,428
Shares issued in
  reinvestment of
  dividends                   19             5             453             106
Shares redeemed           (2,621)         (160)        (63,469)         (3,441)
Net increase               5,297         2,631   $     126,805   $      54,093

Class K
Shares sold                1,215         1,901   $      28,817   $      38,577
Shares issued in
  reinvestment of
  dividends                   11            -0-            276              -0-
Shares redeemed               (6)           (9)           (141)           (195)
Net increase               1,220         1,892   $      28,952   $      38,382

Class I
Shares sold              139,947        53,614   $   3,396,166   $   1,158,804
Shares issued in
  reinvestment of
  dividends                  381           152           8,926           3,199
Shares redeemed           (6,706)       (5,646)       (160,595)       (119,806)
Net increase             133,622        48,120   $   3,244,497   $   1,042,197


(a)  Commencement of distribution.


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 21


exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2005 and November 30, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    5,036,138   $   10,844,974
Total taxable distributions                      5,036,138       10,844,974
Total distributions paid                    $    5,036,138   $   10,844,974


As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $   (9,908,139)(a)
Unrealized appreciation/(depreciation)                           90,481,338(b)
Total accumulated earnings/(deficit)                         $   80,573,199

(a) On November 30, 2005, the Fund had a net capital loss carryforward of $9,908,139, which expires in 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year, the Fund utilized loss carryforward of $45,427,971.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 23


the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the


24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12,


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 25


2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.


26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 27


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class A
                                   -----------------------------------------------------------------------------------
                                     Six Months
                                        Ended
                                       May 31,                          Year Ended November 30,
                                        2006      --------------------------------------------------------------------
                                    (unaudited)         2005           2004         2003         2002         2001
                                   -------------  ---------------  -----------  -----------  ------------  -----------
Net asset value,
  beginning of period                  $22.04           $19.15       $14.90       $11.52       $11.47       $10.70

Income From Investment
  Operations
Net investment income(a)                  .29              .32          .27(b)       .37          .34          .32
Net realized and unrealized gain
  on investment transactions             1.68             2.87         4.50         3.53          .23          .97
Net increase in net asset value
  from operations                        1.97             3.19         4.77         3.90          .57         1.29

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.14)            (.30)        (.52)        (.52)        (.32)        (.32)
Tax return of capital                      -0-              -0-          -0-          -0-        (.20)        (.20)
Total dividends and distributions        (.14)            (.30)        (.52)        (.52)        (.52)        (.52)
Net asset value, end of period         $23.87           $22.04       $19.15       $14.90       $11.52       $11.47

Total Return
Total investment return
  based on net asset value(c)            8.97%           16.83%       32.70%       34.89%        4.85%       12.33%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $151,502         $128,890      $88,162      $57,701      $35,626      $22,422
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.25%(d)(e)      1.35%        1.31%        1.74%        1.75%        1.78%
  Expenses, before waivers/
    reimbursements                       1.25%(d)(e)      1.35%        1.55%        1.74%        1.75%        1.78%
  Net investment income                  2.43%(d)(e)      1.58%        1.67%(b)     2.84%        2.87%        2.84%
Portfolio turnover rate                    24%              46%          39%          30%          37%          40%

See footnote summary on page 34.


28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class B
                                   ----------------------------------------------------------------------------------
                                     Six Months
                                        Ended
                                       May 31,                         Year Ended November 30,
                                        2006      -------------------------------------------------------------------
                                    (unaudited)         2005          2004         2003         2002         2001
                                   -------------  --------------  -----------  -----------  ------------  -----------
Net asset value,
  beginning of period                  $21.84          $19.01       $14.84       $11.48       $11.44       $10.68

Income From Investment
  Operations
Net investment income(a)                  .21             .18          .20(b)       .30          .28          .28
Net realized and unrealized gain
  on investment transactions             1.69            2.82         4.42         3.51          .21          .93
Net increase in net asset value
  from operations                        1.90            3.00         4.62         3.81          .49         1.21

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.06)           (.17)        (.45)        (.45)        (.28)        (.28)
Tax return of capital                      -0-             -0-          -0-          -0-        (.17)        (.17)
Total dividends and distributions        (.06)           (.17)        (.45)        (.45)        (.45)        (.45)
Net asset value, end of period         $23.68          $21.84       $19.01       $14.84       $11.48       $11.44

Total Return
Total investment return
  based on net asset value(c)            8.70%          15.89%       31.69%       34.05%        4.15%       11.53%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $61,785         $79,207     $107,943     $106,147      $99,370      $98,014
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.98%(d)(e)     2.05%        2.03%        2.47%        2.47%        2.50%
  Expenses, before waivers/
    reimbursements                       1.98%(d)(e)     2.06%        2.27%        2.47%        2.47%        2.50%
  Net investment income                  1.76%(d)(e)      .91%        1.22%(b)     2.40%        2.35%        2.53%
Portfolio turnover rate                    24%             46%          39%          30%          37%          40%



See footnote summary on page 34.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                                   ----------------------------------------------------------------------------------
                                    Six Months
                                       Ended
                                       May 31,                         Year Ended November 30,
                                        2006      -------------------------------------------------------------------
                                    (unaudited)         2005          2004         2003         2002         2001
                                   -------------  --------------  -----------  -----------  ------------  -----------
Net asset value,
  beginning of period                  $21.89          $19.03       $14.86       $11.49       $11.46       $10.69

Income From Investment
  Operations
Net investment income(a)                  .21             .18          .18(b)       .29          .28          .28
Net realized and unrealized gain
  on investment transactions             1.67            2.85         4.44         3.53          .20          .94
Net increase in net asset value
  from operations                        1.88            3.03         4.62         3.82          .48         1.22

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.06)           (.17)        (.45)        (.45)        (.28)        (.28)
Tax return of capital                      -0-             -0-          -0-          -0-        (.17)        (.17)
Total dividends and distributions        (.06)           (.17)        (.45)        (.45)        (.45)        (.45)
Net asset value, end of period         $23.71          $21.89       $19.03       $14.86       $11.49       $11.46

Total Return
Total investment return
  based on net asset value(c)            8.59%          16.04%       31.65%       34.10%        4.06%       11.62%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $54,260         $51,900      $56,543      $47,698      $35,845      $34,699
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       1.96%(d)(e)     2.04%        2.02%        2.46%        2.46%        2.49%
  Expenses, before waivers/
    reimbursements                       1.96%(d)(e)     2.04%        2.26%        2.46%        2.46%        2.49%
  Net investment income                  1.74%(d)(e)      .91%        1.11%(b)     2.31%        2.35%        2.50%
Portfolio turnover rate                    24%             46%          39%          30%          37%          40%



See footnote summary on page 34.


30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Advisor Class
                                   ---------------------------------------------------------------------------------
                                     Six Months
                                        Ended
                                       May 31,                           Year Ended November 30,
                                        2006      ------------------------------------------------------------------
                                    (unaudited)        2005          2004         2003         2002         2001
                                   -------------  -------------  -----------  -----------  ------------  -----------
Net asset value,
  beginning of period                  $21.91          $19.04       $14.83       $11.48       $11.46       $10.71

Income From Investment
  Operations
Net investment income(a)                  .34             .29          .32(b)       .40          .21          .37
Net realized and unrealized gain
  on investment transactions             1.67            2.94         4.47         3.53          .39          .96
Net increase in net asset value
  from operations                        2.01            3.23         4.79         3.93          .60         1.33

Less: Dividends and
  Distributions
Dividends from net
  investment income                      (.18)           (.36)        (.58)        (.58)        (.36)        (.37)
Tax return of capital                      -0-             -0-          -0-          -0-        (.22)        (.21)
Total dividends and distributions        (.18)           (.36)        (.58)        (.58)        (.58)        (.58)
Net asset value, end of period         $23.74          $21.91       $19.04       $14.83       $11.48       $11.46

Total Return
Total investment return
  based on net asset value(c)            9.17%          17.17%       33.07%       35.40%        5.12%       12.74%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $4,628          $3,097     $159,321     $102,135      $59,459       $1,831
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        .94%(d)(e)      .95%        1.00%        1.44%        1.51%        1.48%
  Expenses, before waivers/
    reimbursements                        .94%(d)(e)      .95%        1.25%        1.44%        1.51%        1.48%
  Net investment income                  2.81%(d)(e)     1.54%        1.97%(b)     3.17%        1.73%        3.27%
Portfolio turnover rate                    24%             46%          39%          30%          37%          40%



See footnote summary on page 34.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Class R
                                                     -----------------------
                                                     Six Months
                                                        Ended      March 1,
                                                       May 31,    2005(f) to
                                                        2006       November
                                                    (unaudited)    30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $22.01       $18.97

Income From Investment Operations
Net investment income(a)                                  .28          .39
Net realized and unrealized gain on investment
  transactions                                           1.67         2.81
Net increase in net asset value from operations          1.95         3.20

Less: Dividends
Dividends from net investment income                     (.12)        (.16)
Net asset value, end of period                         $23.84       $22.01

Total Return
Total investment return based on net asset
  value(c)                                               8.88%       16.99%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $189          $58
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             1.52%(e)     1.69%
  Expenses, before waivers/reimbursements(d)             1.52%(e)     1.70%
  Net investment income(d)                               2.05%(e)     2.89%
Portfolio turnover rate                                    24%          46%


See footnote summary on page 34.


32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           Class K
                                                     -----------------------
                                                     Six Months
                                                       Ended       March 1,
                                                       May 31,    2005(f) to
                                                        2006       November
                                                    (unaudited)     30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $22.03       $18.97

Income From Investment Operations
Net investment income(a)                                  .29          .38
Net realized and unrealized gain on investment
  transactions                                           1.69         2.87
Net increase in net asset value from operations          1.98         3.25

Less: Dividends
Dividends from net investment income                     (.16)        (.19)
Net asset value, end of period                         $23.85       $22.03

Total Return
Total investment return based on net asset
  value(c)                                               9.01%       17.27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $74          $42
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             1.22%(e)     1.37%
  Expenses, before waivers/reimbursements(d)             1.22%(e)     1.37%
  Net investment income(d)                               2.40%(e)     2.72%
Portfolio turnover rate                                    24%          46%


See footnote summary on page 34.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Class I
                                                     -----------------------
                                                    Six Months
                                                       Ended       March 1,
                                                      May 31,     2005(f) to
                                                        2006       November
                                                    (unaudited)    30, 2005
                                                     ----------   ----------
Net asset value, beginning of period                   $22.01       $18.97

Income From Investment Operations
Net investment income(a)                                  .28          .53
Net realized and unrealized gain on investment
  transactions                                           1.75         2.76
Net increase in net asset value from operations          2.03         3.29

Less: Dividends
Dividends from net investment income                     (.19)        (.25)
Net asset value, end of period                         $23.85       $22.01

Total Return
Total investment return based on net asset
  value(c)                                               9.22%       17.48%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $4,334       $1,059
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)              .90%(e)     1.15%
  Expenses, before waivers/reimbursements(d)              .90%(e)     1.15%
  Net investment income(d)                               2.53%(e)     4.03%
Portfolio turnover rate                                    24%          46%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser and Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Commencement of distribution.


34 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G. Paul, Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the REIT Investment Policy Group.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 35


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


36 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Real Estate Investment Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 37


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)


             Net Assets        Advisory Fee Based
              02/28/06          on % of Average
Category     (million)         Daily Net Assets                  Fund
-------------------------------------------------------------------------------
Value         $282.3      55 bp on 1st $2.5 billion      Real Estate Investment
                          45 bp on next $2.5 billion     Fund, Inc.
                          40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Fund                                             Amount       Daily Net Assets
-------------------------------------------------------------------------------
Real Estate Investment Fund, Inc.                $82,142            0.02%

Set forth below are the Fund's total expense ratios for the most recently completed fiscal year:

Fund                                  Total Expense Ratio      Fiscal Year End
-------------------------------------------------------------------------------
Real Estate Investment Fund, Inc.      Class A      1.35%        November 30
                                       Class B      2.05%
                                       Class C      2.04%
                                       Class R      1.70%
                                       Class K      1.37%
                                       Class I      1.15%
                                       Adv. Class   0.95%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


38 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

               Net Assets     AllianceBernstein ("AB")   Effective      Fund
                02/28/06      Institutional ("Inst.")     AB Inst.    Advisory
Fund             ($MIL)            Fee Schedule           Adv. Fee      Fee(4)
-------------------------------------------------------------------------------
Real Estate      $282.3      Domestic REIT Strategy        0.453%       0.550%
Investment                   70 bp on 1st $25 million
Fund, Inc.                   60 bp on next $25 million
                             50 bp on next $25 million
                             Negotiable on the balance
                             Minimum Account Size: $10 m


(4) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 39


The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                          AVPS Portfolio              Fee Schedule
-------------------------------------------------------------------------------
Real Estate Investment     Real Estate Investment   55 bp on first $2.5 billion
Fund, Inc.                 Portfolio                45 bp on next $2.5 billion
                                                    40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund that has a similar investment strategy as the Fund:

Fund                                                               Fee
-------------------------------------------------------------------------------
Real Estate                                                       1.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                                       Effective       Lipper
                                      Management       Group
Fund                                     Fee(7)        Median         Rank
-------------------------------------------------------------------------------
Real Estate Investment Fund, Inc.        0.550         0.814          1/14


(5) The "all-in" fee shown is for the class A shares of Real Estate. This includes a fee for investment advisory services and a separate fee for distribution related services.

(6) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.


40 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                         Expense      Lipper     Lipper    Lipper      Lipper
                          Ratio       Group      Group    Universe    Universe
Fund                     (%)(10)    Median (%)    Rank    Median (%)    Rank
-------------------------------------------------------------------------------
Real Estate Investment    1.348       1.332       8/14      1.465       15/36
Fund, Inc.

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated


(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 41


that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(11)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                          Amount Received
-------------------------------------------------------------------------------
Real Estate Investment Fund, Inc.                                 $15,361

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

                                                12b-1 Fees          CDSC
Fund                                             Received         Received
-------------------------------------------------------------------------------
Real Estate Investment Fund, Inc.                $1,809,100        $88,042

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account


(11) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


42 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                             ABIS Fee(12)
-------------------------------------------------------------------------------
Real Estate Investment Fund, Inc.                                  $476,149

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses;


(12) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 43


there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, and 5 year performance ranking of the Fund(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended December 31, 2005:

Real Estate Investment Fund, Inc.       Group        Universe
  1 year                                 9/14          28/43
  3 year                                 7/13          11/30
  5 year                                 6/11           9/21

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(16) versus its benchmark:(17)

                                           Periods Ending December 31, 2005
                                                Annualized Performance
-------------------------------------------------------------------------------
                                         1          3          5        Since
Fund                                    Year       Year       Year    Inception
-------------------------------------------------------------------------------
Real Estate Investment Fund, Inc.      11.61      27.75      18.70      13.54
NAREIT Equity Index                    12.16      26.49      19.08      13.93

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances.


(13)  The performance rankings are for the Class A shares of the Fund.

(14)  The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(16)  The performance returns shown are for the Class A shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


44 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND


This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND o 45


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


RE-0152-0506


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------

12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Real Estate Investment Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: July 28, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: July 28, 2006